UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 18, 2001


                         PRIDE COMPANIES, L.P.
        (Exact name of registrant as specified in its charter)



    Delaware                001-10473              75-2313597
(State or other      (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification No.)
incorporation or
organization)



                    1209 North Fourth Street
                     Abilene, Texas   79601
      (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  (915) 677-5444




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Item 5.  Other Events and Regulation FD Disclosure.

     On January 18, 2001, the general partners of Pride Companies, L.P. (the "Partnership"), Pride SGP, Inc. (the special general partner) and Pride Refining, Inc. (the managing general partner), along with Pride Marketing of Texas (Cedar Wind), Inc. (a wholly-owned subsidiary of the Partnership) each filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the Northern District of Texas, Abilene Division. As general partners of the Partnership, each general partner is liable for the debts of the Partnership. In addition, Pride Refining, Inc., Pride SGP, Inc. and Pride Marketing of Texas (Cedar Wind), Inc. executed guaranty agreements in favor of Varde Partners, Inc., which acquired the Partnership's debt from Nationsbank in December 1997.

     The Partnership has previously provided a copy of the Partnership's press release issued on January 18, 2001, concerning its bankruptcy filing.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIDE COMPANIES, L.P.

                              By:  Pride Refining, Inc.,
                                   Managing General Partner


                              By:  /s/ Brad Stephens
                                   Brad Stephens
                                   Chief Executive Officer



Date: January 23, 2001